EXHIBIT 23.2


                               CONSENT OF COUNSEL


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.




                                                        SNOW BECKER KRAUSS P.C.

New York, New York
April 19, 2000